EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated November 2, 1998 incorporated by reference in NS Group, Inc.'s Form 10-K for the year ended September 26, 1998, and to all references to our Firm included in this registration statement.



Cincinnati, Ohio                                    /s/ ARTHUR ANDERSEN LLP
August 25, 1999